EXHIBIT 4.2

      [Form of Common Stock Certificate iGames Entertainment, Inc.--Front]


Number                                                                    Shares

                                 Par Value $.001
                           iGames Entertainment, Inc.
               Incorporated under the laws of the State of Nevada

Common Stock                                            CUSIP 45170F 10 5
                                             See reverse for certain definitions


This certifies that

is the owner of

Fully Paid and Non-Assessable Shares of Common Stock of iGames Entertainment, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is no valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


President                            [Seal]                     Secretary

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, FL  33321                Transfer Agent





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                        [Form of Common Stock Certificate iGames Entertainment, Inc.--Back]

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -   as tenants in common                  UNIF GIFT MIN ACT____________Custodian_________
                                                                             (Cust)                (Minor)

TEN ENT           -   as tenants by the entireties                         under Uniform Gift to Minors

JT TEN            -   as joint tenants with right                          ______________________________
                      Of survivorship and not as                                        (State)
                      Tenants in common

                      Additional abbreviations may also be used though not in the above list.

                  For value received, ____________________ hereby sell, assign and transfer unto.


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________


 ................................................................................................................
                  Please print or typewrite name and address including postal zip code of assignee

 ................................................................................................................


 ................................................................................................................


 ................................................................................................................
Share of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


 ................................................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Date:...............................



                                                   .............................................................

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any chance whatever.

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